COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

AND

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

CLASS A AND C SHARES

CLASS I SHARES

AND

COHEN & STEERS GLOBAL REALTY SHARES, INC.

CLASS A, B AND C SHARES

CLASS I SHARES

Supplement Dated October 11, 2011 to

Prospectuses Dated May 1, 2011

COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

CLASS A AND C SHARES

CLASS I SHARES

Supplement Dated October 11, 2011 to

Prospectus Dated March 1, 2011

The first paragraph of the section entitled “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following. Terms not defined herein shall have the meaning as set forth in each Prospectus:

The Advisor and CNS Asia, CNS UK and CNS Europe, the Fund’s sub-investment advisors (the Subadvisors) adhere to an integrated, bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor and Subadvisors utilize a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV) and a Dividend Discount Model (DDM). Analysts incorporate both quantitative and qualitative analysis in their NAV and DDM estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. Judgments with respect to global macroeconomic factors, risk control, diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

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